                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                     ______


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 24, 1994


                              NL INDUSTRIES, INC.
_______________________________________________________________________________
               (Exact name of registrant as specified in charter)



       New Jersey                 1-640                   13-5267260
________________________________________________________________________________
(State or other           (Commission File No.)    (Employer Identification No.)
jurisdiction of
incorporation)





       3000 N. Sam Houston Parkway East, Houston, Texas             77032
________________________________________________________________________________
           (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code   (713) 987-5000
                                                           _____________________

                                 Not Applicable
________________________________________________________________________________
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On October 24, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)  EXHIBITS

              (i)  Exhibit 99.1.  Press Release dated October 24, 1994.



                         *      *      *      *      *




                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                NL INDUSTRIES, INC.
                                                (Registrant)



                                                /s/ David B. Garten
                                               _______________________________
                                               David B. Garten
                                               Vice President, Secretary
                                                 and General Counsel





Dated: October 27, 1994